(m) Calculation of Illustrations for VUL 5 / VUL 5 – ES
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $12,482.70
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$10,072.72
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$792.69
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-$	157.33

=		$12,483	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 12.54
2	$ 12.55
3	$ 12.55
4	$ 12.55
5	$ 12.55
6	$ 12.56
7	$ 12.56
8	$ 12.56
9	$ 12.56
10	$ 12.57
11	$ 12.57
12	$ 12.57
Total	$150.69

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(13.55)
2	(13.47)
3	(13.39)
4	(13.31)
5	(13.23)
6	(13.15)
7	(13.07)
8	(12.99)
9	(12.91)
10	(12.83)
11	(12.75)
12	(12.67)
Total	(157.33)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$12,482.70
- Year 5 Surrender Charge	$6,880.00

=	$5,603	(rounded to the nearest dollar)
II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $15,063.03
= $400,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$11,789.64
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$791.88
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$705.27

=	$15,063	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 12.49
2	$ 12.49
3	$ 12.49
4	$ 12.49
5	$ 12.49
6	$ 12.49
7	$ 12.49
8	$ 12.49
9	$ 12.49
10	$ 12.49
11	$ 12.49
12	$ 12.49
Total	$149.88

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	58.93
2	58.90
3	58.87
4	58.84
5	58.82
6	58.79
7	58.76
8	58.73
9	58.70
10	58.67
11	58.65
12	58.62
Total	$705.27
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$15,063.03
- Year 5 Surrender Charge	$6,880.00

=	$8,183	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $18,095.73
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$13,728.33
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$790.92
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$1,798.33

=	$18,096	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $46.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 12.42
2	$ 12.42
3	$ 12.42
4	$ 12.42
5	$ 12.41
6	$ 12.41
7	$ 12.41
8	$ 12.41
9	$ 12.40
10	$ 12.40
11	$ 12.40
12	$ 12.40
Total	$148.92

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	145.97
2	146.66
3	147.35
4	148.05
5	148.76
6	149.47
7	150.18
8	150.91
9	151.63
10	152.37
11	153.11
12	153.86
Total	$1,798.33

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$18,095.73
– Year 5 Surrender Charge	$6,880.00

=	$11,216	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2
I. The 0% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $74,813.82
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$60,475.74
+ Annual Premium*		$20,000.00
- Premium Expense Charge**		$800.00
- Monthly Deduction***		$3,923.60
- Mortality & Expense Charge****		$0.00
+ Hypothetical Rate of Return*****	-$	938.32

=		$74,814	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $252.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 67.36
2	$ 67.38
3	$ 67.40
4	$ 67.42
5	$ 67.44
6	$ 67.46
7	$ 67.48
8	$ 67.50
9	$ 67.51
10	$ 67.53
11	$ 67.55
12	$ 67.57
Total	$809.60

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(80.46)
2	(80.04)
3	(79.63)
4	(79.22)
5	(78.81)
6	(78.40)
7	(77.99)
8	(77.57)
9	(77.16)
10	(76.75)
11	(76.34)
12	(75.94)
Total	(938.32)
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$74,813.82
- Year 5 Surrender Charge	$29,355.00

=	$45,459	(rounded to the nearest dollar)

II. The 6% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $90,136.77
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$70,650.28
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,916.45
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$4,202.94

=	$90,137	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $252.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 66.88
2	$ 66.88
3	$ 66.87
4	$ 66.87
5	$ 66.87
6	$ 66.87
7	$ 66.87
8	$ 66.87
9	$ 66.87
10	$ 66.87
11	$ 66.87
12	$ 66.86
Total	$802.45

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	349.74
2	349.83
3	349.92
4	350.01
5	350.10
6	350.20
7	350.29
8	350.38
9	350.48
10	350.57
11	350.67
12	350.76
Total	$4,202.94
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$90,136.77
- Year 5 Surrender Charge	$29,355.00

=	$60,782	(rounded to the nearest dollar)
III. The 12% gross current return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $108,128.61
= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$82,128.38
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$3,908.23
- Mortality & Expense Charge****	$0.00
+ Hypothetical Rate of Return*****	$10,708.45

=	$108,129	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $7.50 monthly policy fee, a monthly unit charge of $252.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 66.33
2	$ 66.31
3	$ 66.28
4	$ 66.25
5	$ 66.23
6	$ 66.20
7	$ 66.17
8	$ 66.15
9	$ 66.12
10	$ 66.09
11	$ 66.06
12	$ 66.04
Total	$794.23

****	There is no mortality and expense (M&E) charge.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	866.14
2	870.77
3	875.45
4	880.16
5	884.91
6	889.71
7	894.55
8	899.43
9	904.35
10	909.31
11	914.32
12	919.36
Total	$10,708.45

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$108,128.61
- Year 5 Surrender Charge	$29,355.00

=	$78,774	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $9,633.92
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4		$7,825.41
+ Annual Premium*		$3,500.00
- Premium Expense Charge**		$140.00
- Monthly Deduction***		$1,362.68
- Mortality & Expense Charge****		$62.83
+ Hypothetical Rate of Return*****	-$	125.98

=		$9,634	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 43.68
2	$ 43.69
3	$ 43.71
4	$ 43.72
5	$ 43.73
6	$ 43.75
7	$ 43.76
8	$ 43.78
9	$ 43.79
10	$ 43.81
11	$ 43.82
12	$ 43.84
Total	$525.08

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(11.22)
2	(11.09)
3	(10.96)
4	(10.83)
5	(10.69)
6	(10.56)
7	(10.43)
8	(10.30)
9	(10.17)
10	(10.04)
11	(9.91)
12	(9.78)
Total	-$125.98

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$9,633.92
- Year 5 Surrender Charge	$6,880.00

=	$2,754	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $11,734.61
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$9,241.51
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,360.33
- Mortality & Expense Charge****	$73.24
+ Hypothetical Rate of Return*****	$566.67

=	$11,735	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 43.52
2	$ 43.52
3	$ 43.53
4	$ 43.54
5	$ 43.55
6	$ 43.56
7	$ 43.56
8	$ 43.57
9	$ 43.58
10	$ 43.59
11	$ 43.60
12	$ 43.61
Total	$522.73

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	48.76
2	48.49
3	48.21
4	47.93
5	47.65
6	47.37
7	47.09
8	46.80
9	46.52
10	46.24
11	45.95
12	45.66
Total	$566.67
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$11,734.61
- Year 5 Surrender Charge	$6,880.00

=	$4,855	(rounded to the nearest dollar)

III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $3,500.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $400,000 or 250% x $14,213.46
= $400,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$10,846.52
+ Annual Premium*	$3,500.00
- Premium Expense Charge**	$140.00
- Monthly Deduction***	$1,357.68
- Mortality & Expense Charge****	$85.25
+ Hypothetical Rate of Return*****	$1,449.87

=	$14,213	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $54.80, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 43.34
2	$ 43.34
3	$ 43.34
4	$ 43.34
5	$ 43.34
6	$ 43.34
7	$ 43.34
8	$ 43.34
9	$ 43.34
10	$ 43.34
11	$ 43.34
12	$ 43.34
Total	$520.08

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	120.80
2	120.80
3	120.81
4	120.81
5	120.82
6	120.82
7	120.82
8	120.83
9	120.83
10	120.84
11	120.84
12	120.85
Total	$1,449.87
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$14,213.46
- Year 5 Surrender Charge	$6,880.00

=	$7,333	(rounded to the nearest dollar)
NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4
I. The 0% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $60,570.25
= $1,500,000

Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$49,367.13
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,825.27
- Mortality & Expense Charge****	$389.35
+ Hypothetical Rate of Return*****	$-782.26

=	$60,570	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 250.13
2	$ 250.25
3	$ 250.36
4	$ 250.48
5	$ 250.60
6	$ 250.72
7	$ 250.83
8	$ 250.95
9	$ 251.06
10	$ 251.18
11	$ 251.30
12	$ 251.41
Total	$3,009.27

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	(68.91)
2	(68.23)
3	(67.55)
4	(66.88)
5	(66.20)
6	(65.52)
7	(64.84)
8	(64.17)
9	(63.50)
10	(62.82)
11	(62.15)
12	(61.48)
Total	-$782.26
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$60,570.25
- Year 5 Surrender Charge	$29,355.00

=	$31,215	(rounded to the nearest dollar)
II. The 6% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $73,544.17
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$58,085.50
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,802.82
- Mortality & Expense Charge****	$453.50
+ Hypothetical Rate of Return*****	$3,514.99

=	$73,544	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 248.60
2	$ 248.66
3	$ 248.71
4	$ 248.77
5	$ 248.82
6	$ 248.87
7	$ 248.93
8	$ 248.98
9	$ 249.04
10	$ 249.09
11	$ 249.15
12	$ 249.20
Total	$ 2,986.82

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	299.56
2	298.37
3	297.17
4	295.97
5	294.76
6	293.55
7	292.33
8	291.11
9	289.89
10	288.66
11	287.43
12	286.19
Total	$3,514.99

Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$73,544.17
- Year 5 Surrender Charge	$29,355.00

=	$44,189	(rounded to the nearest dollar)
III. The 12% gross guaranteed return illustrated values for the fifth policy year have been calculated in the following manner:
Death Benefit:
The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $1,500,000, Premium: $20,000.

Year 5 Death Benefit	= Greater of Specified Amount or Percentage of Cash Value
= $1,500,000 or 222% x $88,830.02
= $1,500,000
Policy Value:

Year 5 Policy Value =
Policy Value at the end of year 4	$67,951.03
+ Annual Premium*	$20,000.00
- Premium Expense Charge**	$800.00
- Monthly Deduction***	$6,776.97
- Mortality & Expense Charge****	$527.46
+ Hypothetical Rate of Return*****	$8,983.42

=	$88,830	(rounded to the nearest dollar)

*	The annual premium is assumed to be paid at the beginning of month 1 in each year.

**	Premium Expense Charge is 4% of each premium payment.

***	The monthly deduction is made up of a $15.00 monthly policy fee, a monthly unit charge of $303.00, and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month	COI
1	$ 246.88
2	$ 246.86
3	$ 246.83
4	$ 246.81
5	$ 246.78
6	$ 246.76
7	$ 246.74
8	$ 246.71
9	$ 246.69
10	$ 246.66
11	$ 246.64
12	$ 246.61
Total	$2,960.97

****	The mortality and expense (M&E) charge is 0.60% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.60% for all years.

*****	The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.21%. The monthly interest amounts earned for year 5 are:

Month	Interest
1	742.14
2	743.28
3	744.44
4	745.61
5	746.78
6	747.96
7	749.16
8	750.36
9	751.58
10	752.80
11	754.03
12	755.28
Total	$8,983.42
Cash Surrender Value:

Year 5 Cash Surrender Value =
Year 5 Policy Value	$88,830.02
- Year 5 Surrender Charge	$29,355.00

=	$59,475	(rounded to the nearest dollar)